Exhibit 99.1

ENDEAVOR ENTERS AGREEMENT TO SELL IMG ACADEMY TO

BPEA EQT, IN PARTNERSHIP WITH NORD ANGLIA EDUCATION, FOR $1.25 BILLION

Nord Anglia Education to partner with IMG Academy to collaborate and innovate for companies’ combined 175,000+ students

BEVERLY HILLS, Calif. (April 25, 2023)—Endeavor Group Holdings, Inc. (NYSE: EDR), a global sports and entertainment company, today announced it has entered into a definitive agreement to sell its subsidiary IMG Academy, a leading global sports education institution, to BPEA EQT, part of the leading global private equity group, EQT, in partnership with Nord Anglia Education. The all-cash deal reflects an enterprise value of $1.25 billion. The two companies anticipate the deal will close in the third quarter of this year.

BPEA EQT is part of one of the world’s largest private equity firms, EQT, with core investments in education, healthcare, and technology across North America, Europe, and Asia-Pacific. As part of the transaction, the business is expected to partner with BPEA EQT’s portfolio company Nord Anglia Education, which operates some of the world’s leading premium international schools. Nord Anglia supports more than 75,000 students across 82 schools in 33 countries, and has developed key partnerships with academic organizations including the Massachusetts Institute of Technology (MIT) and The Juillard School to provide specialized curricula for students.

“Our purpose is to empower student-athletes to win their future, preparing them for college and for life,” said Brent Richard, President of IMG Academy. “We are constantly trying to raise the bar in pursuit of that purpose through our on-campus and online experiences. Simultaneously, our staff is passionate about growing the impact we have on the world, reaching more families, and helping them on their journey. BPEA EQT and Nord Anglia are ideal partners to achieve and accelerate those goals, and we are excited for that future.”

Headquartered in Bradenton, Florida, IMG Academy was founded in 1978 as the Nick Bollettieri Tennis Academy. IMG acquired the Academy in 1987, and subsequently added golf as its second sport followed by programs for soccer and baseball and ultimately basketball, football, lacrosse, track & field, and volleyball. Endeavor acquired IMG in 2014, inclusive of IMG Academy, and has notably expanded both its on-campus and online offerings.

IMG Academy today supports the entire student-athlete development journey via a sports-focused boarding school, sports camps, online coaching, and online college recruiting that serve in total more than 100,000 student-athletes. A clear leader in the large and growing sports education market, IMG Academy helped place more than 30,000 students into college sports rosters in 2022.

“IMG Academy is in a category of one for its combination of elite athletics and academics, as well as its legacy of developing superstar competitors in the game of life,” said Mark Shapiro, President and COO of Endeavor. “We’re proud to have been stewards of this institution, driving growth and innovation, as well as expanding its facilities and offerings. IMG Academy is in great hands for its next chapter with BPEA EQT.”

Jack Hennessy, Partner and Co-Head of Education within BPEA EQT’s Advisory Team, said, “We are deeply impressed by IMG Academy’s unique offering and its world-class sports and wellbeing curriculum. IMG Academy’s brand is globally recognized and we see compelling opportunities in supporting its international expansion, including Asia, and broadening its educational offering, leveraging BPEA EQT’s insights from having led Nord Anglia Education’s growth in the region.”

As part of this transaction, Brent Richard will continue as President of IMG Academy, as will Tim Pernetti as President of IMG Academy Bradenton, Lisa Strasman as President of NCSA, and Ted Sullivan as Chief Growth Officer.

The Raine Group acted as financial advisor to Endeavor on the transaction. Latham & Watkins LLP acted as legal advisor to Endeavor.

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About Endeavor

Endeavor (NYSE: EDR) is a global sports and entertainment company, home to many of the world’s most dynamic and engaging storytellers, brands, live events and experiences. The company is comprised of industry leaders including entertainment agency WME; sports, fashion, events and media company IMG; and premier mixed martial arts organization UFC. The Endeavor network specializes in talent representation, sports operations & advisory, event & experiences management, media production & distribution, experiential marketing and brand licensing.

About IMG Academy IMG Academy is the world’s leading sports education brand, providing a holistic education model that empowers student-athletes to win their future, preparing them for college and for life. IMG Academy provides growth opportunities for all student-athletes through an innovative suite of on-campus and online experiences:

•	Boarding school and camps, via a state-of-the-art campus in Bradenton, Fla.

•	Online coaching via the IMG Academy+ brand, with a focus on personal development through the lens of sport and performance

•	Online college recruiting, via the NCSA brand, providing content, tools, coaching and access to a network of 40,000 college coaches

To learn more about IMG Academy and its on-campus and online experiences, visit www.imgacademy.com.

About BPEA EQT

BPEA EQT is part of EQT, a purpose-driven global investment organization in active ownership strategies. BPEA EQT combines the private equity teams from Baring Private Equity Asia (BPEA) and EQT Asia, creating a comprehensive Asian private equity presence with local teams in eight cities across the region, a 25-year heritage, and more than USD 25 billion of capital deployed since inception. In addition to BPEA EQT, EQT’s strategies in the region include EQT Infrastructure and the real estate division EQT Exeter.

More info: www.eqtgroup.com/private-capital/bpea-eqt

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Endeavor intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including the expected timing of the closing of the transaction. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to important factors discussed in Part I, Item 1A “Risk Factors” in Endeavor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, accessible on the SEC’s website at www.sec.gov and Endeavor’s Investor Relations site at investor.endeavorco.com. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, Endeavor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Contacts

Investors: James Marsh / investor@endeavorco.com

Press: Maura McGreevy / press@endeavorco.com